Exhibit 10.1
FIRST AMENDMENT TO MASTER SUPPLY AGREEMENT
THIS FIRST AMENDMENT TO MASTER SUPPLY AGREEMENT (this “First Amendment”) is made and entered into as of August 23, 2019, by and between Beyond Meat, Inc. (“Beyond Meat”) and PURIS Proteins, LLC (“Supplier”). For purposes of this First Amendment, each of Beyond Meat and Supplier is individually referred to as a “Party” and collectively referred to as the “Parties”.
RECITALS
A.    Beyond Meat and Supplier entered into that certain Master Supply Agreement dated December 21, 2018 (the “Supply Agreement”).

B.    Beyond Meat and Supplier desire to amend a certain term of the Supply Agreement on the terms and subject to the conditions in this First Amendment.

C.    Capitalized terms and phrases not otherwise defined herein shall have the meaning set forth in the Supply Agreement.
AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, the covenants contained in this First Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Beyond Meat and Supplier agree as follows:

1.Amendment of Section 14. Section 14 of the Supply Agreement is hereby deleted in its entirety and amended as follows:

Neither Party will solicit, either directly or indirectly, individuals employed by the other Party to work for or provide services to such Party as an employee, consultant or otherwise without the prior written consent of the other Party; provided, however, that the foregoing restriction shall not prevent a Party from hiring any employee of the other Party who (i) left the employing Party's employment at least six (6) months prior to the hiring Party soliciting or employing such person, (ii) was referred to the hiring Party by search firms, employment agencies or other similar agencies, provided that such agencies have not been specifically instructed by the hiring Party to solicit any employee(s) of the other Party, or (iii) responds to a general solicitation of employment through an advertisement not targeted specifically at the employees of the other Party or who independently approaches the hiring Party about employment without solicitation.

2.Effect of First Amendment. Except for the amendment expressly set forth in this First Amendment, the other provisions of the Master Supply Agreement are unaffected and shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed as of the date first above written.

BEYOND MEAT: BEYOND MEAT, INC. By: /s/ Gary Moffat Name: J. Gary Moffat Title: Vice President
SUPPLIER: PURIS PROTEINS, LLC By: /s/ Tyler Lorenzen Name: Tyler Lorenzen Title: CEO

[Signature Page to First Amendment to Master Supply Agreement]